Schedule of debt to capital ratio (Details) - USD ($)	Jun. 30, 2026	Dec. 31, 2025	Jun. 30, 2025	Dec. 31, 2024
Capital Management
Total borrowings	$ 7,505,763	$ 12,642,862
Less: Cash and cash equivalents	(595,013)	(97,669)
Net debt	6,910,750	12,545,193
Total equity	2,772,072	(6,777,635)	$ 12,992,236	$ 12,999,263
Total capital	$ 9,682,822	$ 5,767,558
Gearing ratio	71.00%	217.00%